Financial Instruments - Derivatives Designated As Hedging Instruments - Gain (Loss) Reclassified from Accumulated OCI into Income (Effective Portion) (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Derivative
Total	$ (731)	$ (1,154)	$ (1,697)	$ (1,965)
Depreciation expense
Derivative
Interest rate swaps	(39)	(38)	(77)	(77)
Interest and finance costs, net
Derivative
Interest rate swaps	$ (692)	$ (1,116)	$ (1,620)	$ (1,888)